UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.
Date of Report (Date of Earliest Event Reported):
October 23, 2007

MONRO MUFFLER BRAKE, INC.

(Exact name of registrant as specified in its charter)

New York	0-19357	16-0838627

(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Holleder Parkway, Rochester, New York	14615

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(585) 647-6400

Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

     On October 23, 2007, Monro Muffler Brake, Inc. (the “Company”) issued a press release announcing, among other things, its operating results for the second quarter ended September 29, 2007, as well as estimated comparable store sales and diluted earnings per share for fiscal 2008. A copy of the press release is furnished herewith.

Item 8.01	Voluntary Disclosure of Other Events

     On October 23, 2007, the Company issued a press release announcing that its Board of Directors had declared a cash dividend of $.06 per share, payable on October 29, 2007. A copy of the press release is attached hereto.

Item 9.01	Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	The following is a list of exhibits furnished with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press Release regarding results of operations and financial conditions, dated October 23, 2007.

99.2	Press Release regarding cash dividend, dated October 23, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONRO MUFFLER BRAKE, INC. (Registrant)

October 24, 2007	By:	/s/ Catherine D’Amico
Catherine D’Amico
Executive Vice President – Finance